EXHIBIT 10.50

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (i) NOT MATERIAL AND (ii) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “Amendment”), dated as of August 14, 2026 (the “Execution Date”), is by and between Cellution Biologics Inc., a Delaware corporation (“Buyer”), and Elutia Inc., a Delaware corporation (“Seller”). Buyer and Seller are sometimes individually referred to in this Amendment as a “Party” and collectively as the “Parties”.

RECITALS

A.The Parties entered into that certain Asset Purchase Agreement, dated as of July 16, 2026 (the “Existing Agreement” and, as amended by this Amendment, the “Agreement”), which includes the General Schedules (the “Existing General Schedules” and, as amended by this Amendment, the “General Schedules”).
B.Seller delivered the Disclosure Schedules concurrently with the execution of the Existing Agreement (the “Existing Disclosure Schedules” and, as amended by this Amendment, the “Disclosure Schedules”).
C.The Parties now desire to amend the Existing Agreement and Existing Disclosure Schedules as set forth in this Amendment and in accordance with Section 10.4 of the Existing Agreement.

AGREEMENT

The Parties, intending to be legally bound, hereby agree as follows:

1.Amendments.
(a)The third sentence in Section 2.5(a) of the Existing Agreement shall be removed and deleted in its entirety and replaced with the following: “Seller shall arrange with common carrier using the account information provided by Buyer for the physical delivery to Buyer’s designated warehouse of all Acquired Inventory as follows: (i) all agreed upon quantities of Acquired Inventory (as set forth in a written notice separately provided by Buyer to Seller prior to the Closing) shall be delivered by no later than two Business Days after the Closing Date; and (ii) any remaining Acquired Inventory shall be delivered by no later than September 30, 2026.”
(b)Clause (b) of the definition of “Unusable Acquired Inventory” in Annex A to the Existing Agreement shall be removed and deleted in its entirety and replaced with: “within two months of its expiry date as of the Closing Date other than 2 units of SD.090.0816,”.
(c)Schedule 3.2(c), Schedule 3.16(a) and Schedule 3.16(b) of the Existing Disclosure Schedules and Annex D to the Existing Agreement shall be amended as set forth in Appendix A hereto.
(d)Schedule 5.7 and Schedule 6.1(a) of the Existing General Schedules shall be removed and deleted in their entirety and replaced with the schedules set forth in Appendix B hereto.
2.Reaffirmation. Other than as set forth in this Amendment, the Agreement and Disclosure Schedules each remain in full force and effect.  This Amendment constitutes the entire agreement between the Parties and supersedes all prior agreements, whether oral or written, between the Parties with respect to the subject matter of this

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Amendment.  If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement or the Disclosure Schedules, as applicable, then the terms and provisions of this Amendment will govern.  From and after the execution of this Amendment, any reference to the Agreement will be deemed to be a reference to the Agreement as amended by this Amendment and any reference to the Disclosure Schedules will be deemed to be a reference to the Disclosure Schedules as amended by this Amendment.

3.Defined Terms. Capitalized terms used in this Amendment, but not defined in this Amendment, have the meanings given to such terms in the Agreement.
4.Governing Law; Jurisdiction; Waiver of Jury Trial. Section 10.7 is hereby incorporated by reference as if it is fully repeated herein, mutatis mutandis.
5.Counterparts; Execution of Amendment. The Parties are permitted to execute this Amendment in one or more counterparts, each of such counterparts is deemed to be an original copy of this Amendment and all of which, when taken together, are deemed to constitute one and the same agreement.  The exchange of copies of this Amendment and of signature pages by electronic mail or other means of electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) constitutes effective execution and delivery of this Amendment as to the Parties.  Signatures of the Parties transmitted by electronic mail or other means of electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) are deemed to be their original signatures for all purposes.

[Signature Pages Follow]

2

Each of the Parties, intending to be legally bound, has caused an authorized Representative of such Party to duly execute and deliver this Amendment on behalf of such Party as of the Execution Date.

BUYER:

Cellution Biologics Inc.

By:/s/ Mayur Abhaya

Name:Mayur Abhaya

Title:Director & President

[signatures continue on following page]

[Signature Page to First Amendment to Asset Purchase Agreement]

SELLER:

Elutia Inc.

By:/s/ C. Randal Mills, Ph.D.

Name:C. Randal Mills, Ph.D.

Title:Chief Executive Officer

[Signature Page to First Amendment to Asset Purchase Agreement]

APPENDIX A

[***]

APPENDIX B

[***]

SCHEDULE 5.7

COMMERCIALLY REASONABLE EFFORTS

[***]

SCHEDULE 6.1(a)

SHARED CONTRACTS

[***]